UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 __________


                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                            _____________________


           Date of Report (September 9, 1995): September 11, 1995


                        Alexander & Alexander Services Inc.
           (Exact name of registrant as specified in its charter)


     Maryland                1-8282                   52-0969822
     (State or other           (Commission            (I.R.S. Employer
     jurisdiction of          File Number)            Identification No.)
     organization)


        1185 Avenue of the Americas                                 10036
           New York, New York                                     (Zip Code)
(Address of principal executive offices)


                                    (212) 840-8500
                               (Registrant's telephone number,
                                    including area code:)


                                       Not Applicable
                               (Former name or former address,
                               if changed since last report.)
Item 5.        Other Events.

On September 11, 1995, Alexander & Alexander
Services Inc. (the "Company") issued the following press release:


A&A TO ACQUIRE MAJORITY OF JARDINE'S
U.S. RETAIL OPERATION IN ESTIMATED $54
MILLION TRANSACTION

       NEW YORK, Sept. 11 -- Alexander &
Alexander Services Inc. (A&A) today announced that it has signed a definitive agreement to acquire most of the U.S. retail insurance broking and consulting business of Jardine Insurance
Brokers Inc. (JIB).

       The transaction, subject to regulatory
approval and other closing conditions, is expected to be completed in October.

       A&A is acquiring operations located in
New York City, Los Angeles, San Francisco,
San Jose, Stockton, Orange County (Calif.),
Kansas City/Topeka, Houston, Phoenix,
Chicago and Detroit. About 500 JIB employees are involved. The transaction excludes the marine business in JIB's New York City office as well as Jardine Group Services, JIB's Latham,
N.Y.-based group and affinity business.

       The JIB offices involved in the transaction collectively have revenues of approximately $60 million. The acquisition price is not to exceed
$54 million, half of which is payable in cash on closing. The balance is payable over the next
12 months, subject to post-completion
adjustments.

       Frank G. Zarb, A&A Chairman & CEO,
said, "This action meets two main objectives of our acquisition program. In addition to an excellent geographic fit, the acquisition will add key management strength to several of our U.S.
practice groups, including risk management and insurance services as well as health care, energy, construction and other segments."

       He added, "We expect that clients of our
U.S. retail operations as well as the Alexander
Consulting Group will be particularly well served
with the addition of many outstanding JIB
professionals.  In addition, A&A's practice
strengths and global reach will become available
to the JIB clients affected by this action."   The
Alexander Consulting Group is A&A's human resource management consulting subsidiary.

       A&A Services Inc. [NYSE: AAL] provides
professional risk management consulting, insurance brokerage and human resources consulting services from offices in 80 countries.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      ALEXANDER & ALEXANDER
                                      SERVICES INC.


                                      By: /s/Albert A. Skwiertz, Jr.

                                              Albert A. Skwiertz, Jr.
                                              Vice President & General
                                              Counsel





Date:  September 11, 1995